UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2011
ORBCOMM Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 Linwood Avenue, Suite 100 Fort Lee, New Jersey	07024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 363-4900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 28, 2011, the shareholders of ORBCOMM Inc. (the “Company”) approved an amendment to the ORBCOMM Inc. 2006 Long-Term Incentives Plan (the “LTIP”) to increase the maximum number of shares of common stock available for delivery under the LTIP by 5 million shares, from 4,641,374 shares to 9,641,374 shares, as described in the Company’s proxy statement dated March 31, 2011 for the Company’s 2011 Annual Meeting of Stockholders. The Board of Directors adopted the LTIP amendment on March 2, 2011, subject to approval by the Company’s shareholders at the 2011 Annual Meeting. The LTIP was originally adopted by the Board of Directors on May 11, 2006 and approved by the Company’s shareholders in September 2006.
The amended LTIP permits the grant of a variety of awards to employees (including our named executive officers) and prospective employees, including stock options, stock appreciation rights, restricted stock, restricted stock units, stock, performance units and performance shares. The number of shares authorized for delivery under the original LTIP is 4,641,374, and the amended LTIP increases the aggregate number by 5 million shares. No awards may be granted under the amended LTIP after September 2016.
The foregoing description of the amended LTIP is not complete and is qualified in its entirety by reference to the amended LTIP, a copy of which is included as Exhibit 99 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
On April 28, 2011, ORBCOMM Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders. The final results for each of the proposals submitted for shareholder vote at the Annual Meeting are set forth below.
Proposal 1: Election of three Class II directors with terms expiring at the 2014 Annual Meeting.

Name	Votes For	Votes Withheld	Broker Non-Votes
Marc J. Eisenberg	25,212,687	595,308	13,124,748
Timothy Kelleher	25,214,461	593,534	13,124,748
John Major	22,339,624	3,468,371	13,124,748
Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstentions
38,697,103	211,267	24,373

Proposal 3: Approval of amendment to the Company’s 2006 Long-Term Incentives Plan to increase the maximum number of shares of common stock available for delivery by 5 million shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,663,796	5,973,943	170,256	13,124,748
Proposal 4: Advisory vote to approve executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,284,783	329,376	193,836	13,124,748
Proposal 5: Advisory vote on frequency of executive compensation shareholder vote.

1 Year	2 Year	3 Year	Abstentions	Broker Non-Votes
21,793,772	2,408,118	1,376,780	78,943	13,275,130
The option of holding the advisory vote on executive compensation every year was selected, on an advisory basis, by more than 50% of the votes cast on the proposal.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99	ORBCOMM Inc. 2006 Long-Term Incentives Plan, as amended effective April 28, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By:	/s/ Christian Le Brun

	Name:	Christian Le Brun
	Title:	Executive Vice President and General Counsel
Date: May 3, 2011